EXHIBIT  10.14

                                 LEASE AGREEMENT

        THIS LEASE, made this 1st day of March, 2000, by and between New Boston Citimark Limited Partnership, a Delaware limited partnership ("Landlord"), and Browsesafe.Com, Inc., a Nevada corporation ("Tenant"),

                                     ARTICLE 1 - LEASE OF PREMISES

        Section 1.01 Lease of Premises. Upon and subject to the terms and conditions provided herein, Landlord leases to Tenant and Tenant leases from Landlord a portion of the building known as Northeast Three ("Building") located in Northeast Business Center (the "Park"), Marion County, Indiana, which portion is identified in Item A of the Basic Lease Provisions and is outlined in red on Exhibit A attached hereto (the "Premises"), together with the nonexclusive right to use the parking areas and ingress, egress, access roads and other common facilities which Landlord may from time to time provide for the tenants in the building ("Common Areas"). Tenant's use of the Common Areas shall be subject to the provisions contained herein.

        Section 1.02  Basic Lease Provisions.

        A.     Building Address:    7202 East 87th Street, Suite 109
                                    Indianapolis, Indiana 46256;

        B.     Size of Premises:    4,139  square feet.

        C.     Tenant's Share:      11%.

        D.     Monthly Rent:        Months one (1) through twenty-four
                                   (24), the Monthly Rent shall be Three
                                    Thousand Seven Hundred Ninety-Four
                                    Dollars ($3,794.00). Months twenty-five
                                    (25) through thirty-six (36), the Monthly
                                    Rent shall be Three Thousand Nine
                                    Hundred Sixty-Seven Dollars ($3,967.00).
                                    Months thirty-seven (37) through sixty
                                    (60), the Monthly Rent shall be Four
                                    Thousand One Hundred Twenty-Two Dollars
                                    ($4,122.00).

        E.     Term:                Commences on the Commencement Date (as
                                    defined in Section 2.01) and continues for sixty (60) months from (i) the Commencement Date if such date is the first day of a calendar month, or (ii) the first day of the calendar month immediately following the Commencement Date if such date is not the first day of a calendar month.

        F.     Estimated Commencement
               Date:                March 6, 2000.

        G.     Security Deposit:    Seven Thousand Five Hundred Eighty-Eight
                                    Dollars ($7,588.00).

        H.     Broker:              Citimark Management Co., Inc.and Meridian
                                    Real Estate Services, Inc.

        I.     Permitted Use:       Office.

        J.     Space Plan Approval
               Date:                February 29, 2000.

        K.     Address for notices as follows:

                      Landlord:     New Boston Citimark Limited Partnership
                                    One Longfellow Place, Suite 3612
                                    Boston, MA 02114
                                    Attn: Jerome L. Rappaport, Jr.

                             With notice also to:

                                    Rappaport & Rakov
                                    One Longfellow Place, Suite 3611
                                    Boston, MA 02114
                                    Attn: Janet F. Aserkoff


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                             With notice also to:

                                    Citimark Management Co, Inc.
                                    7301 E. 90th Street, Suite 112
                                    Indianapolis, Indiana 46256
                                    Attn: William N. Carlstedt, Jr.

                      Tenant:       Browsesafe.Com, Inc.
                                    7202 E. 87th Street, Suite 109
                                    Indianapolis, Indiana 46256
                                    Attn: Greg Urbanski

        L.     Address for payments as follows:

                                    New Boston Citimark Limited Partnership
                                    7301 E. 90th Street, Suite 112
                                    Indianapolis, Indiana 46256
                                    Attn: Accounting


                         ARTICLE 2 - TERM AND POSSESSION

        Section 2.01 Term. The term of this Lease shall be the period of time specified in Item E of the Basic Lease Provisions and shall commence upon the earlier of (i) the date on which the Premises are first used and occupied by Tenant's personnel for carrying on the normal functions of its business, or (ii) the date five (5) days after Landlord gives written notice to Tenant that the improvements to be constructed by Landlord as provided in Article 5 are substantially completed. The date of commencement determined as provided above is herein called the "Commencement Date." The Commencement Date shall in no event be postponed by reason of any delay caused by Tenant (for example, Tenant's failure to timely approve or furnish plans or specifications, make material or color selections or decisions necessary for substantial completion of such work, or complete Tenant's work). As used in this Lease, "Term" shall include the original term and any extension thereof effected in accordance with an extension option, if any, expressly set forth herein.

        Section 2.02 Possession Prior to Commencement Date. Landlord shall have no responsibility or liability whatsoever for any loss or damage to any of Tenant's leasehold improvements, fixtures, equipment or merchandise installed or left in the Premises prior to the Commencement Date; and Tenant's entry upon and occupancy of the Premises prior to the Commencement Date shall otherwise be governed by and subject to the provisions, covenants and conditions of this Lease, except Tenant shall not be obligated to pay rent for any period prior to the Commencement Date.

        Section 2.03 Acceptance of Premises. On or before the Commencement Date, Tenant shall execute and deliver to Landlord an agreement in the form attached as Exhibit B ("Acceptance Agreement") to acknowledge and confirm the Commencement Date and that Tenant has accepted the Premises for occupancy, except for only those defects specified by Tenant in the Acceptance Agreement. Landlord shall promptly thereafter correct such defects, subject to delays beyond Landlord's reasonable control. If Tenant takes possession of and occupies the Premises but fails to timely execute and deliver the Acceptance Agreement, Tenant shall be deemed to have accepted the Premises for occupancy and the condition thereof as satisfactory in all respects.

        Section 2.04 Surrender of the Premises. Upon the expiration or earlier termination of this Lease, Tenant shall quit and surrender to Landlord the Premises, together with all property affixed to the Premises, broom clean, and in good order and condition, ordinary wear and tear excepted. Tenant, however, shall remove any or all of its property which Landlord directs Tenant to remove; and upon Tenant's failure to do so, Landlord may cause all or any item of such property to be removed, disposed of or stored at Tenant's expense. Tenant hereby agrees to pay all costs and expenses of any removal and storage and of the repair of any damage to the Premises caused by such removal. Tenant's obligation to observe and perform these covenants shall survive the expiration or earlier termination of this Lease. Notwithstanding the foregoing covenants, Tenant's removal of its leasehold improvements, alterations and additions, and trade fixtures and equipment shall be governed by Sections 8.01 and 8.04.

        Section 2.05 Holding Over. No holding over by Tenant after expiration or earlier termination of the Term shall operate to extend the Lease. In the event of any unauthorized holding over, Tenant shall pay Monthly Rent equal to one hundred fifty percent (150%) of the Monthly Rent payable for the month immediately preceding such holding over plus additional rent (including, but not limited to, the estimated Annual Operating Expense Adjustment) applicable to the period of such holding over; and Tenant shall indemnify Landlord against all claims, damages, costs and expenses (including, but not limited to, reasonable attorneys' fees) in connection with such holding over, including, without limitation, all claims by any other person or entity to which Landlord may have leased all or part of the Premises effective upon or after expiration or termination of the Term. Tenant's default or an authorization of Tenant's holding over shall not constitute a renewal of the term of this lease nor prevent Landlord from exercising any of its other rights and remedies. Any holding over with the consent of Landlord in writing shall thereafter constitute a lease from month-to-month.

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                                ARTICLE 3 - RENT

        Section 3.01 Monthly Rent. Tenant shall pay, in advance on the first day of each calendar month during the Term, Monthly Rent as specified in Item D of the Basic Lease Provisions as the basic rent per month for the Premises. The initial installment of Monthly Rent shall be due and payable upon execution of this Lease. In the case of a partial calendar month at or prior to the beginning of the Term, the Monthly Rent for the partial month shall be prorated on a daily basis and shall be paid with the first month's rent. Tenant also agrees to pay Landlord any excise, sales or privilege tax, if any, imposed by any governmental authority on account of this Lease or the rent paid hereunder as a part of Additional Rent under Section 3.02.

        Section 3.02  Additional Rent.

          (a) Obligation to Pay Additional Rent. In addition to the Monthly Rent, Tenant agrees to pay as additional rent (i) the Annual Tax Adjustment, (ii) the Annual Insurance Adjustment (iii) the Annual Common Area Adjustment, and (iv) the Annual Utility Adjustment, all as defined in Subsection (b) below.

          (b) Definitions. As used herein, the following terms shall have the meanings indicated:

               (1) "Real Estate Taxes and Assessments" shall mean (i) all real property taxes and assessments levied or assessed by any lawful authority against the Building, including land and improvements together with the costs and expenses of contesting the validity or amount of such taxes or assessments, (ii) any tax or capital levy hereafter enacted by any governmental authority in replacement or in lieu of real property taxes (or increases therein), in whole or part, including, but not limited to, a state or local option tax designed for property tax relief purposes or a license or franchise fee measured by rents received by Landlord, or other wise measured by or based upon the rents from or Landlord's interest in the Building, land or related improvements, and (iii) all assessments made upon the Building, land or related improvements or imposed upon Landlord as the owner thereof under any recorded instrument to which the Building is now or hereafter subject (including without limitation the Declaration of Development Standards, Covenants and Restrictions for Northeast Business Center) or pursuant to an owner's association for the purpose of maintaining, repairing and replacing improvements for the benefit of, or providing services to, the Building and its occupants.

               (2) "Annual Tax Adjustment" shall mean that for each calendar year falling wholly or partly within the Term, Tenant's Share of the amount by which the Real Estate Taxes and Assessments payable in such year exceed the product of One Dollar and Seven Cents ($1.07) times the gross area of the Building.

               (3) "Annual Insurance Expense" shall mean for a given calendar year the sum of the premiums allocable to such year for the insurance prescribed to be maintained by Landlord under Section 11.04.

               (4) "Annual Insurance Adjustment" shall mean for each calendar year falling wholly or partly within the Term, Tenant's Share of the amount by which the Annual Insurance Expense for such year exceeds the product of Four Cents ($.04) times the leasable area of the building.

               (5) "Common Area Expenses" shall mean the sum of all costs and expenses incurred by Landlord in operating and maintaining the Common Areas and shall include, but not be limited to,
                      (i) costs and expenses paid or incurred for operating, repairing, maintaining, and replacing improvements in the Common Areas such as paving, curbs, walkways, landscaping, storm and sanitary sewers, lighting facilities, heating systems, the building communication system and fire protection sprinkler system; (ii) costs and expenses paid or incurred for Common Area security, cleaning and trash collection, snow and ice removal, heating, painting, premiums for liability insurance as to persons and property, wages, worker's compensation, employment and social security taxes; and (iii) a reasonable replacement reserve.

               (6) "Annual Common Area Adjustment" shall mean for each calendar year falling wholly or partly within the Lease Term, Tenant's Proportionate Share of the amount by which Landlord Maintenance Costs for such year exceed the product of One Dollar and One Cent ($1.01) per square foot times the gross area of the building.

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               (7)    "Annual Utility Expense" shall mean for a given calendar
                      year the costs paid by Landlord during such year for utilities used by but not separately metered to tenants of the Building. Utilities not separately metered to tenants of the Building include, but are not necessarily limited to, electricity, sprinkler monitoring fees, water, and sanitary sewer service. The Annual Utility Expense shall not include the cost of any utility service that is separately metered to any individual tenant in the Building.

               (8) "Annual Utility Adjustment" shall mean for each calendar year falling wholly or partly within the Term, Tenant's Share of Annual Utility Expense for such year. Provided, however, that if Tenant consumes a disproportionately large portion of utilities not separately metered to tenants of the Building, Landlord shall be entitled to base the Annual Utility Adjustment for Tenant on Landlord's reasonable estimate of Tenant's use of such utilities relative to the use thereof by the other tenants of the Building.

               (9) "Annual Adjustments" shall mean any one or more of the Annual Tax Adjustment, the Annual Maintenance Adjustment, the Annual Insurance Adjustment, and the Annual Utility Adjustment, and "Annual Adjustment" shall mean any one of these.

        Section 3.03 Payment of Additional Rent. Each Annual Adjustment shall be separately estimated annually by Landlord, and written notice thereof shall be given to Tenant within fifteen (15) days after the Commencement Date and thereafter at least thirty (30) days prior to the beginning of each calendar year. Tenant shall then pay to Landlord each month, at the same time the installment of Monthly Rent is due, an amount equal to one-twelfth (1/12) of each estimated Annual Adjustment. Landlord shall have the right to revise each Annual Adjustment for a given calendar year upon not less than fifteen (15) days prior written notice to Tenant, provided the actual amount of the corresponding Annual Adjustment for such calendar year will, in the Landlord's reasonable judgment, exceed Landlord's prior estimate for such calendar year. In addition, at the time Landlord revises an estimated Annual Adjustment for a given calendar year, Landlord shall be entitled to collect from Tenant, within twenty (20) days after submitting a statement thereof, a lump sum payment which when added to the monthly installments of such estimated Annual Adjustment previously made by Tenant in such calendar year and the revised monthly installments to be made during the balance of such calendar year, will equal such Annual Adjustment as then revised by Landlord. Within ninety (90) days after the end of each calendar year (or as soon thereafter as is reasonably practicable), Landlord shall prepare and deliver to Tenant a statement showing the actual Annual Adjustments for such calendar year, and within fifteen (15) days of such date, Tenant shall pay Landlord any deficiency, or Landlord shall credit tenant's account for any overpayment of the Annual Adjustments for such calendar year. Landlord's failure to timely deliver the statement of any estimated Annual Adjustment or any statement of an actual Annual Adjustment shall not relieve Tenant of its obligation to pay, when such statement is provided, such estimated Annual Adjustment or such actual Annual Adjustment. In the case of a calendar year falling only partly within the lease term, each Annual Adjustment payable by Tenant with respect to such year shall be prorated accordingly.

     Section 3.04 Late Charges. Tenant acknowledges that the late payment by Tenant to Landlord of Monthly Rent, additional rent or any other amount required to be paid Landlord under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which is extremely difficult and impracticable to ascertain. Such costs include, without limitation, processing and accounting charges and late charges that may be imposed upon Landlord by virtue of its debt obligations. Accordingly, if Tenant fails to make any payment required hereunder when such payment is due, Tenant shall pay a late charge equal to the lesser of ten percent (10%) of such payment, but in no event shall such late charge be less than Five Hundred Dollars ($500.00). Further, in the event Landlord is required to transmit a demand letter to Tenant, Tenant shall pay an amount of Five Hundred Dollars ($500.00) to Landlord.

        Section 3.05 Manner of Payment. The Monthly Rent, additional rent and all other sums of money and charges payable by Tenant hereunder shall be paid promptly when due, without relief from valuation and appraisement laws, notice or demand therefor, or set off for any reason whatsoever. All payments required to be paid by Tenant to Landlord under the provisions of this Lease shall be paid by Tenant in lawful money of the United States at the address provided herein for notices to Landlord or at such other place or to such other person as Landlord may from time to time designate by notice to Tenant.

                          ARTICLE 4 - OCCUPANCY AND USE

        Section 4.01 Occupancy. Tenant shall use and occupy the Premises solely for the purposes described in Item I of the Basic Lease Provisions and shall not use the Premises for any other purpose without the prior written consent of Landlord.

        Section 4.02 Use of Premises. The portions of the Premises finished as offices shall be used only for office purposes, and the portion of the Premises finished as warehouse space shall be used only for the storage of Tenant's merchandise and equipment and as provided in Section 4.01. Tenant shall not use the Premises for any unlawful purpose or act, commit or permit waste or damage to the Premises, or do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them. Tenant shall use and maintain the Premises and conduct its business thereon in a careful, safe, reputable and lawful manner, in compliance with all laws, codes, ordinances, rules, regulations and orders (collectively "Laws") of any governmental authority or agency, including without limitation those governing zoning, health, safety (including fire safety) and occupational hazards, pollution and environmental control and handicapped accessibility (including but not limited to any such laws imposing upon Landlord or Tenant any duty respecting or triggered by any change in use or occupancy or any alterations or improvements of, in or to the

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Premises), all requirements of Landlord's insurance carrier, and all reasonable rules and regulations of Landlord, including but not limited to the Building Rules and Regulations set forth on the attached Exhibit C as may be modified from time to time by Landlord on notice to Tenant. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of the Rules and Regulations of Landlord.

        Section 4.03 Hazardous Waste Provisions. Tenant shall not in any manner use, maintain or allow the use or maintenance of the Premises in violation of any federal, state or municipal laws, statutes, codes or regulations including without limitation those governing hazardous, toxic or infectious waste, materials and substances. Tenant shall not use or allow the use of the Premises or any part thereof to treat, store, dispose of, transfer, release, convey or recover hazardous, toxic, medical or infectious waste, materials or substances nor shall Tenant otherwise, in any manner, possess or allow the possession of any hazardous, toxic, medical or infectious waste, materials or substances on or about the Premises. Hazardous, toxic or infectious waste, materials or substances shall mean any solid, liquid or gaseous waste or emission or any combination thereof which because of its quantity, concentration or physical, chemical, or infectious characteristics may (i) cause or significantly contribute to an increase in mortality or in serious or incapacitating, irreversible illness, or (ii) pose the risk of a substantial present or potential hazard to human health, to the environment or otherwise to animal or plant life when used, treated, stored, transported, disposed of or otherwise managed or handled. Tenant shall indemnify and hold harmless Landlord from any and all claims, loss, liability, costs, expenses or damage, including attorneys' fees, incurred by Landlord in connection with any breach by Tenant of its obligations under this section. The provisions of this section shall survive the termination of this Lease.

                   ARTICLE 5 - INITIAL LEASEHOLD IMPROVEMENTS

        Section 5.01 Landlord Improvements. Landlord shall cause to be constructed the leasehold improvements on the Premises in accordance with Tenant's space plan as shown on the attached Exhibit D and with plans and specifications approved by both Landlord and Tenant. The costs of such improvements shall be borne by Landlord except as otherwise specified in Exhibit
D. Any changes or modifications to such plans and specifications shall be made and accepted by written change order signed by Landlord and Tenant. However, if any changes or modifications to the approved plans and specifications are requested by Tenant and installed by Landlord without a fully executed change order, they shall be deemed to have been installed on a "time and material" basis, and Tenant shall promptly pay Landlord the costs thereof.

        Section 5.02 Tenant Improvements. Landlord shall notify Tenant when the improvements to be constructed by Landlord as provided in Section 5.01 are ready for commencement of Tenant's work. At any time after receipt of notice from Landlord and after obtaining Landlord's written approval of Tenant's plans and specifications, and after completing all other requirements of Article 8, Tenant shall be entitled, at its sole cost and expense, to cause the construction of the Tenant's improvements and installation of trade fixtures and equipment in accordance with Tenant's plans and specifications. Such construction and installation by Tenant shall not, however, unreasonably interfere with or impede completion of Landlord's improvements. Within sixty (60) days after the Commencement Date, Tenant, at its sole cost and expense, shall install in all peripheral windows horizontal mini-blinds in brushed aluminum finish.

                            ARTICLE 6 - COMMON AREAS

        Section 6.01. Definition. The Common Areas shall include parking areas, loading dock facilities, service corridors, restrooms, driveways, all utility lines outside the Building, walkways and sidewalks, drainage system, landscaped areas, exterior walls and apparatus thereto (except the interior face thereof and the exterior and interior of all windows, doors, and plate glass), roof and structural frame of the Building, and other related facilities.

        Section 6.02 Control and Maintenance. Landlord shall operate, manage, repair, maintain and replace the Common Areas for their intended purposes, and the Common Areas shall at all times be subject to Landlord's exclusive management and control. Landlord may at any time temporarily close all or any part of the Common Areas to make repairs, alterations or changes and to otherwise improve the benefit thereof to Tenant and other occupants of the Building and Park. Landlord shall use its best efforts to arrange any temporary closing of the Common Areas at such times and in such manner as to minimize interference with or disruption of Tenant's business in the Premises. Tenant shall cooperate with Landlord and all other tenants so that the Common Areas may be kept in an orderly and clean condition free of any obstructions. Tenant shall required all trucks servicing Tenant to promptly load or unload in the loading areas designated for the Premises. Landlord shall not be responsible to Tenant for any failure, shortage or interruption in any service provided in the Common Areas or by or through any improvements in the Common Areas.

                                ARTICLE 7 - SIGNS

        Section 7.01 Exterior Sign. Landlord will furnish and install suitable signage and establish suite numbers to facilitate locating and identifying the Premises. In order to effect uniformity, to control the graphics, and to maintain an architecturally pleasing and harmonious Building exterior, Landlord will also furnish and install at Tenant's entrance door to the Premises a uniform suite number plate and a name plate.

        Section 7.02 Other Advertising Matter. Tenant shall not, without Landlord's prior written consent, place or permit to be placed any other sign or any awning, canopy or other advertising matter on, or in any location visible from, the exterior of the Premises, including but not limited to, any exterior doors, walls, roof or windows; and Tenant shall not place or permit to be placed any decoration, lettering or advertising matter on the glass or any window or door of the Premises.

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                 ARTICLE 8 - TENANT'S IMPROVEMENTS & ALTERATIONS

        Section 8.01 General Requirements. Tenant shall make no leasehold improvements, alterations or additions on or about the Premises or any part thereof without Landlord's prior written consent. All leasehold improvements, alterations and additions made by Tenant shall, except as otherwise provided in Exhibit D, remain for the benefit of the Landlord. However, Landlord may elect by written notice to Tenant to require that Tenant, at its expense, remove on or before fifteen (15) days after expiration or earlier termination of the Term all or any portion of the leasehold improvements, alterations or additions made by Tenant and repair any damage caused by such removal.

        Section 8.02 Construction Requirements. All leasehold improvements, alterations and additions made by Tenant shall be done in accordance with each of the following requirements unless specifically waived by Landlord in writing:

        (a) Such work shall be constructed and timely completed in a good and workmanlike manner at Tenant's sole expense and at Tenant's risk, and shall be done in such a manner as not to cause or create a dangerous or hazardous condition or interfere with the use and enjoyment of other space in the Building by other tenants, and so as not to interfere with the work then being done by Landlord or other tenants of the Building.

        (b) Such work shall not adversely affect the structure or strength of the Building or the mechanical, electrical, plumbing or safety facilities or other operations of the Premises or Building.

        (c) Such work will be performed substantially in accordance with the plans and specifications submitted to Landlord by Tenant and approved by Landlord within fifteen (15) business days prior to commencement of such work.

        (d) All contractors and subcontractors performing all or any portion of such work shall be subject to Landlord's prior written approval.

        (e) Tenant shall pay all bills for labor and materials which might be the foundation for assertion of any claim or any mechanics' or materialmen's lien or other encumbrance upon any interest of the Landlord in the Building or related land and improvements.

        (f) Tenant shall ensure all improvements, alterations and additions which are made or necessitated thereby shall be made and performed in accordance with all applicable laws, ordinances, codes, covenants, rules, regulations and orders and Landlord's insurance requirements, and prior to commencement of such work, shall deliver to Landlord copies of all governmental permits, authorizations and approvals required in connection therewith, including, but not limited to, all required building permits. Without limiting the foregoing, Tenant shall comply with all provisions of applicable law respecting worker's compensation and will carry and maintain, or cause to be carried and maintained by its contractors, builder's risk insurance, appropriate worker's compensation insurance and public liability and property damage insurance in form and amounts, issued by companies and with deductibles approved by Landlord. Certified copies of all such policies (or certificates thereof) and other evidence of financial responsibility shall be delivered to Landlord at lease five (5) business days prior to commencement of such work. Such policies shall name Landlord as an additional insured and provide that each such policy shall not be canceled or materially modified without thirty (30) days' prior written notice to Landlord.

        (g) Tenant shall defend, indemnify and hold Landlord harmless from and against any and all liability, loss, damage and expense (including reasonable attorneys' fees) arising out of, as a result of or incurred by Landlord in connection with such work.

        Section 8.03 Mechanic's Liens. Tenant shall not suffer or give cause for the filing of any mechanic's lien against the Premises or any part of the Building or related land and improvements. In the event any mechanic's lien is filed against the Premises or any other part of the Building or related land and improvements for work claimed to have been done for, or materials claimed to have been furnished to, Tenant, Tenant shall cause such mechanic's lien to be discharged of record within ten (10) days after filing by bonding or as provided or required by law or in any other lawful manner. Tenant shall indemnify Landlord from and against all liability, loss, cost and expense, including reasonable attorneys' fees, in connection with any such mechanic's lien.

        Section 8.04 Removal of Trade Fixtures and Equipment. All Tenant's trade fixtures and equipment installed in the Premises may be removed by Tenant upon expiration or earlier termination of this Lease, provided (i) Tenant at its sole expense shall repair any damage to the Premises or the Building caused by such removal and (ii) Tenant is not then in default under this Lease. After expiration or earlier termination of the Term, Landlord shall have the right to remove, dispose of or store Tenant's trade fixtures and equipment and to have any damage from such disposal or removal repaired, all at Tenant's sole expense.

                              ARTICLE 9 - UTILITIES

        Section 9.01 Utility Lines. Landlord shall provide the mains, conduits and other utility lines to the Premises.

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        Section 9.02 Tenant's Obligations. Tenant shall pay for all utility services rendered or furnished to the Premises, including, but not limited to, heat, water, air conditioning, gas, electricity, telephone, sewers and waste removal services. If any equipment installed by Tenant requires additional utility facilities, the costs of installing such additional facilities shall be borne by Tenant. Such facilities may not be removed by Tenant at the expiration or other termination of the Lease without Landlord's prior written consent. In no event shall Landlord be responsible for the quality, quantity, failure or interruption of any utility service to the Premises. Landlord shall, however, use its best efforts to correct, or cause to be corrected, any deficiency in quality or quantity, or failure or interruption, of any utility service to the Premises. The costs of each utility service metered separately to the Premises shall be paid by Tenant directly to the utility company providing the service, and the costs of each utility service not separately metered to the Premises shall be paid by Tenant as provided in Sections 3.02 and 3.03.

                      ARTICLE 10 - MAINTENANCE AND REPAIRS

        Section 10.01 Limitation. Except as herein specifically provided to the contrary, Landlord shall not be responsible for maintaining or making any repairs of any kind in or upon the Premises, Building or Common Areas.

        Section 10.02  Maintenance by Landlord.

        (a) Common Areas. Landlord shall repair, maintain, operate and replace improvements in the Common Areas such as water and sewage lines located outside the Building, paving, curbs, walkways, lighting facilities and drainage systems; provide exterior lighting of the Common Areas; remove snow and ice from the paved areas to the extent practicable; maintain and replace landscaping; and re-stripe parking areas.

        (b) Building. Landlord shall maintain the foundation, exterior walls (except the interior face thereof), down spouts, gutters, roof and structural frame of the Building. Landlord shall also make repairs to the fire protection sprinkler system in the Building to the extent the need for such repairs is known to Landlord.

        (c) Repairs Occasioned By Tenant. Landlord shall in no event be responsible for making or paying the cost of any repairs to the Premises, Common Areas or the Building occasioned by any act or negligence of Tenant, its employees, contractors, agents, servicemen, sublessees, assignees, licensees or concessionaires; and Tenant shall promptly make any such repairs at its sole expense.

        Section 10.03 Maintenance by Tenant. Tenant shall keep and maintain the Premises and every part thereof (including, but not limited to, the exterior and interior portions of all doors and other entrances; signage; door checks and closers; security gates; windows; glass; heating, ventilating, air conditioning, plumbing, sewage and other mechanical and utility equipment and systems; fixtures; and interior walls, floors and floor coverings, and ceiling) in good order, condition and repair, and shall conduct routine janitorial services at regular intervals. Without limiting the generality of the foregoing, Tenant shall conduct a program of preventive maintenance and repair of all electrical, heating, ventilating, air conditioning, plumbing, sewage and other mechanical and utility equipment and systems serving the Premises and shall be responsible for any and all maintenance, replacement, or repairs to such equipment and systems. Landlord shall give Tenant the benefit of any warranty held by Landlord on the Premises or any part thereof but only to the extent the warranty applies to any repair, maintenance or replacement which Tenant is obligated hereunder to make or perform. In addition, Tenant shall provide Landlord, in April and October, with a seasonal inspection report prepared by a certified air conditioning specialist acceptable to Landlord. In the event Tenant shall fail, in Landlord's opinion, to provide the necessary preventive maintenance required herein, Landlord may accomplish such maintenance and all costs incurred thereby shall be paid by Tenant upon demand by Landlord. Tenant shall replace any glass, windows and doors (including any frames, retaining members and appurtenances thereto) in the Premises which may be broken or damaged. Notwithstanding any provision herein to the contrary, Tenant shall not be responsible for making any repairs occasioned by any act or negligence of Landlord or its agents, which repairs shall be promptly made by Landlord at its sole cost and expense.

        Section 10.04 Notice. Tenant shall give Landlord prompt written notice of the need for any maintenance, replacement or repairs which Landlord is obligated to make hereunder and of any material damage to the Premises or any part thereof.

                   ARTICLE 11 - INSURANCE AND INDEMNIFICATION

        Section 11.01 Public Liability Insurance-Tenant. Tenant shall maintain in full force and effect through out the Term a policy of comprehensive general public liability insurance (including blanket, contractual liability, broad form property damage, personal injury, completed operations, products liability, and fire damage) issued by a company or companies satisfactory to Landlord, naming the Landlord, Northeast Business Center Owners Association, Citimark Management Co., Inc. and Tenant as insureds, and covering any and all claims for injuries to or death of persons and damage to property occurring in or upon the Premises in an amount not less than One Million Dollars ($1,000,000.00) combined single limit for both bodily injury and property damage.

        Section 11.02 Insurance on Tenant's Property. Tenant shall also maintain in full force and effect throughout the Term fire and extended coverage insurance on its fixtures, equipment, merchandise and other personal property in or upon the Premises for its full insurable value on a replacement cost basis, if obtainable, and if not obtainable, for the full amount of its actual cash value.

        Section 11.03 Certificates of Insurance. For each type of insurance which Tenant is required to maintain under this Lease, Tenant shall furnish Landlord a certificate or certificates of insurance showing that each such type of insurance is in full force and effect and not cancelable without thirty (30) days prior written notice to Landlord.

        Section 11.04 Landlord's Insurance. Landlord shall maintain broad form fire and extended coverage insurance on the Building for its full insurable value on a replacement cost basis, if obtainable, and if not obtainable, for the full amount of its actual cash value. Landlord shall also maintain public liability insurance in such amounts as Landlord shall reasonably deem necessary.

        Section 11.05 Increase in Insurance Rates. Tenant represents and warrants to Landlord that the insurance questionnaire which Tenant delivered to Landlord prior to execution of this Lease accurately reflects Tenant's intended use of the Premises. The insurance questionnaire is made a part of this Lease by reference as though fully set forth herein. Tenant shall immediately notify Landlord if any answer or information contained in the insurance questionnaire becomes untrue or misleading in any way. Tenant shall not use the Premises for any purpose or in any manner which would, in Landlord's opinion, invalidate any policy of insurance now or hereafter carried on the Building or increase the rate of premiums payable thereunder or expose the Premises, Building or surrounding land and improvements to the risk of contamination by hazardous or toxic materials. If Tenant fails to comply with this covenant, Landlord may require Tenant to stop engaging in such activity, and in all events Tenant shall reimburse Landlord as additional rent for the increase in premiums for the insurance carried by Landlord which is attributable to Tenant's use of the Premises.

        Section 11.06 Waiver of Subrogation. Landlord and Tenant hereby release each other and each other's employees, agents, customers and invitees from any and all liability for any loss of or damage or injury to person or property occurring in, on, about or to the Premises, the Building or the Common Areas or any personal property on or within the Building, by reason of fire or other casualty which is insured against under the policies required to be maintained hereunder by Landlord and Tenant (or would be so insured absent the failure of Landlord or Tenant to maintain such insurance), regardless of cause, including negligence of Landlord or Tenant and their respective employees, agents, customers and invitees. Because the provisions of this Section are intended to preclude the assignment of any claim mentioned herein by way of subrogation or otherwise to any insurer or any other person to the extent of the foregoing mutual releases, each party to this Lease shall give to each insurance company which has issued to it one or more policies of fire and extended coverage insurance notice of the provisions of this Section and have such insurance policies properly endorsed, if necessary, to prevent the invalidation of such insurance by reason of the provisions hereof.

        Section 11.07 Indemnification. Tenant assumes all risks and responsibilities for accidents, injuries or damages to person or property and agrees to indemnify and hold Landlord, Northeast Business Center Owners Association and Citimark Management Co., Inc. harmless from any and all claims and expenses (including attorneys' fees) arising from or in connection with the condition, use or control of the Premises and any improvements thereon during the term of this Lease. Tenant shall be liable to Landlord for any damages to the Premises and any act done by Tenant or any person coming on the Premises by the license or invitation of Tenant, express or implied (except Landlord, its agents or employees). This Section shall not, however, impose upon Tenant any liability from which Tenant is released under Section 11.06.

        Section 11.08 Tenant's Property. Landlord shall not be liable for, and Tenant waives all claims against Landlord for, any damages (including, but not limited to, consequential damages) or losses of or to property or otherwise, sustained by Tenant, however caused. All property of Tenant kept or stored in upon or about the Premises shall be so kept or stored at the sole risk of Tenant; and Tenant shall hold Landlord harmless from any claims, costs or expenses, including attorneys' fees, arising out of damage thereto.

                     ARTICLE 12 - ASSIGNMENT AND SUBLETTING

        Section 12.01 Requirement of Landlord's Consent. Tenant shall not assign this Lease or sublet the whole or any part of the Premises without Landlord's prior written consent, which shall not be unreasonably withheld as hereinafter provided. Such consent shall not be implied from references in this Lease to assignees, sublessees, concessionaires, or licensees. Landlord's consent to any assignment or subletting shall not constitute a waiver of the requirement for such consent to any subsequent assignment or subletting. Any such assignment or subletting, even with Landlord's consent, shall not relieve Tenant from liability for payment of rent or other sums herein provided or from the performance of any other obligations under this Lease, and each assignee shall be required to assume and agree to perform and observe all obligations, covenants, terms and provisions of this Lease required hereunder to be performed or observed by Tenant. The acceptance of rent from any other person shall not be deemed a waiver of any of the provisions of this Lease or a consent to the assignment of this Lease or the subletting of the Premises. Tenant agrees to reimburse Landlord for reasonable accounting and attorneys' fees incurred in conjunction with the processing and documentation of any such requested transfer, assignment, subletting, licensing or concession agreement, change of ownership or hypothecation of this Lease or Tenant's interest in and to the Premises.

        Without limiting Landlord's general right to withhold its consent to an assignment or subletting, Landlord shall be entitled to withhold its consent to an assignment or subletting if in Landlord's sole determination, its interest in the Lease or the Premises would be adversely affected by (i) the financial condition, credit worthiness or business reputation of the proposed assignee or subtenant, (ii) the prevailing market or quoted rental rates for space in the Building or other comparable buildings or (iii) the proposed use of the Premises by, or business of, the proposed assignee or subtenant. If Landlord refuses to give its consent to any proposed assignment of subletting, Landlord may, at its option, within thirty (30) days after receiving notice of the proposal, terminate this Lease or that part of the Lease which pertains to the space which Tenant has proposed to assign or sublet, by giving Tenant thirty (30) days prior written notice of such termination, whereupon each party shall be released from all further obligations and liability hereunder with respect thereto.

        Section 12.02 Assignment by Operation of Law. Any transfer of this Lease by operation of law (including, but not limited to, a transfer as a result of a merger, consolidation of liquidation of tenant if Tenant is a corporation) shall constitute an assignment for purposes of this Lease.

        Section 12.03 Licensees or Concessionaires. Tenant shall not permit any business to be operated in, on or from the Premises by any sublessee, licensee or concessionaire without Landlord's prior written consent.

                         ARTICLE 13 - ACCESS TO PREMISES

        Tenant shall permit Landlord and its agents to enter upon the Premises at all reasonable times to inspect and examine the Premises, to show the Premises to insurance inspectors, prospective purchasers, mortgagees or tenants, or to make such repairs or alterations (including the bringing of materials that may be required therefor into or upon the Premises) as Landlord may deem necessary or which Tenant has agreed herein but failed to make without any such act constituting an eviction of Tenant in whole or in part, without rent in any manner abating while such repairs or alterations are being made by reason of loss or interruption of Tenant's business in the Premises, and without responsibility for any loss or damage to Tenant's property or business. If Tenant is not present to open and permit an entry by Landlord into the Premises at any time when entry therein is necessary because of an emergency, Landlord or its agents may forcibly enter the Premises without rendering Landlord or its agents liable therefor and without in any manner affecting the obligations and covenants under this Lease, provided that Landlord shall repair any damage occasioned thereby. Landlord's foregoing right of entry shall not be construed to impose upon Landlord any obligation or liability whatsoever for the maintenance or repair of the Leased Premises except as expressly provided in this Lease.

                      ARTICLE 14 - FIRE AND OTHER CASUALTY

        In the event of the total or partial destruction of the Premises by fire or other casualty, the insurance proceeds, if any, which as a result of such destruction are payable under the fire and extended coverage insurance to be maintained by Landlord shall be payable to, and be the sole property of, Landlord. Landlord and Tenant shall rebuild, repair and restore the Premises in accordance with the original construction obligations set forth in Article 5 (except that Landlord shall rebuild, repair and restore those parts of Tenant's original construction obligations, alterations, improvements, additions and leasehold improvements covered by the policy of fire and extended coverage insurance to be maintained by Landlord); provided, however, that in the event
(a) the Premises are so destroyed that the Premises cannot be restored within one hundred eighty (180) days after the date of the damage or destruction, (b) the damage or destruction is not covered by the policy of broad form fire and extended coverage insurance to be maintained by Landlord and Landlord does not undertake to restore the Premises within ninety (90) days after the date of such damage or destruction, or (c) the insurance proceeds (reduced by any application thereof by Landlord's mortgagee to its mortgage) are insufficient for restoration of the Premises and Landlord does not undertake such restoration within ninety (90) days after the date of such damage or destruction, then Landlord shall not be obligated to restore the Premises, and either Landlord or Tenant may then terminate and cancel this Lease upon thirty (30) days written notice to the other, and all obligations hereunder except those then due or mature shall thereupon cease and terminate. Monthly Rent shall proportionately abate during the time that the Premises or any part thereof is unusable by reason of any such damage thereto.

                           ARTICLE 15 - EMINENT DOMAIN

        In the event that all or a substantial part of the Premises is taken or condemned for public or quasi-public use under any statute or by the right of eminent domain, or that in lieu thereof all or a substantial part of the Premises is sold to a public or quasi-public body under threat of condemnation, and such taking, condemnation or sale renders the Premises unsuitable for operation of the Tenant's business therein, this Lease shall terminate on the date possession of all or such part of the Premises is transferred to the condemning authority. All rent shall be paid up to the date of termination; and all compensation awarded or paid for the taking or sale in lieu thereof shall belong to and be the sole property of Landlord; and Tenant shall have no claim against Landlord for the value of any unexpired portion of the lease term. However, Tenant shall have the right to recover from such authority, but not from Landlord, such compensation as may be separately awarded to Tenant on account of moving and relocation expenses and depreciation to and removal of Tenant's property.

                       ARTICLE 16 - DEFAULTS AND REMEDIES

     Section 16.01 Default. Each of the following events shall be deemed a default by enant and a material breach of this Lease:

     (a) Tenant's failure to pay when due any rent or other charges payable hereunder; or

     (b) The appointment of a receiver, liquidator or trustee for Tenant or for all or any part of its property (which in the case of an involuntary appointment is not set aside within sixty (60) days); or

     (c)  Any assignment by Tenant for the benefit of creditors; or

     (d) The commencement of any federal or state bankruptcy, reorganization or receivership proceeding (which in the case of an involuntary proceeding is not dismissed within sixty (60) days); or

     (e) If Tenant is a corporation, the dissolution or liquidation of Tenant or the institution of any proceeding for dissolution or liquidation of Tenant (which in the case of an involuntary proceeding is not dismissed within sixty (60) days); or

     (f) Tenant's admission in writing of an inability to pay its debts when due; or

     (g) Tenant's vacation or abandonment of all or any portion of the Premises for any period; or

     (h) Tenant's failure to perform or observe, whether by action or inaction, any covenant, term, provision or condition of this Lease, other than payment of rent or other charges payable hereunder, within a period of fifteen (15) days after written notice of default has been given by Landlord to Tenant; provided that in the case of a default which by its nature cannot be cured within fifteen (15) days, Tenant shall have an additional reasonable period of time ("Additional Period") to cure the default if, and only if, Tenant promptly and within such fifteen
          (15) day period commences to cure the default and in good faith and with due diligence pursues the curing of the default throughout the Additional Period until cured.

        Section 16.02 Remedies. Upon the occurrence of any event of default set forth in Section 16.01 above, Landlord shall have the following rights and remedies, in addition to those allowed by other provisions of this Lease, at law or in equity, any one or more of which may be exercised by Landlord in its sole discretion and without notice to or demand upon Tenant:

     (a) Landlord may apply the security deposit and/or re-enter the Premises and cure any default of Tenant, in which event Tenant shall reimburse Landlord as Additional Rent for any costs and expenses which Landlord may incur to cure such default; and Landlord shall not be liable to Tenant for any loss or damage which Tenant may sustain by reason of Landlord's action, regardless of whether caused by Landlord's negligence or otherwise.

     (b) Landlord may continue this Lease in full force and effect and enforce all Landlord's rights and remedies hereunder, including injunctive relief and the recovery of all rent and other charges due and to become due hereunder, and all damages, losses and expenses (including attorneys' fees) incurred by Landlord as a result of or in connection with Tenant's default in the performance of its obligations under this Lease.

     (c) Landlord may, without terminating this Lease, re-enter the Premises and re-let all or any part of the Premises for a term different from that which would otherwise have constituted the balance of the Term and for rent and on terms and conditions different from those contained herein, whereupon Tenant shall be obligated to pay Landlord as liquidated damages the difference between the rent provided for herein and that provided for in any lease covering a subsequent re-letting of the Premises, for the period which would otherwise have constituted the balance of the Term of this Lease, together with all of Landlord's reasonable costs and expenses for preparing the Premises, for re-letting, including all repairs, tenant finish improvements, brokers' and attorneys' fees, and all loss or damage which Landlord may sustain by reason of such re-entry and re-letting.

     (d) Landlord may terminate this Lease upon written notice thereof from Landlord to Tenant (but absent such written notice, Landlord shall in no event be deemed to have terminated this Lease). Immediately upon such notice or at any time thereafter, Landlord may lawfully enter into or upon the Premises or any part thereof, take possession of all or any part thereof, remove all persons and property therefrom, and collect and retain all rents and profits arising from the Premises, and Landlord in taking such action shall not be liable for any damage or trespass. Following such termination, Landlord shall be entitled to recover from Tenant all damages, losses and expenses incurred by Landlord as a result of or in connection with Tenant's default and Landlord's re-entry, including (a) the costs of recovering the Premises, (b) attorneys' fees and (c) the excess, if any, of the value of the rent and other charges reserved in this Lease for the remainder of the Term over the then fair rental value of the Premises for the remainder of the Term (taking into account the time and expenses necessary to obtain a replacement tenant or tenants, including, but not limited to, expenses of preparing the Premises for re- letting, brokers' fees and advertisement). All such amounts shall be due and payable by Tenant upon

          Landlord's demand.

     (e) Landlord shall be entitled from time to time, without waiting until expiration of the Term, to institute one or more legal proceedings to protect or enforce its rights and remedies hereunder or otherwise available at law or in equity.

     (f) At any time and with ten (10) days prior written notice to Tenant, Landlord shall be entitled, but not obligated, to cure any default of Tenant under this Lease. Whenever Landlord so elects, Tenant shall immediately upon demand pay to Landlord, as additional rent, all reasonable costs and expenses thereby incurred by Landlord. Landlord's election to cure any such default shall not operate as a waiver thereof or of any other right or remedy of Landlord under the terms of this Lease.

     (g) The remedies of Landlord under this Lease shall be cumulative, and no one of them shall be construed as exclusive of any other or of any remedy provided at law or in equity. The exercise of any one such right or remedy by Landlord shall not impair its standing to exercise any other right or remedy.

     (h) The failure or delay by Landlord to exercise or enforce at any time any of the rights or remedies or other provisions of this Lease shall not be construed to be a waiver thereof nor affect the validity of any part of this Lease or the right of Landlord thereafter to exercise or enforce each and every such right or remedy or other provision. No waiver of any default or breach by Tenant under this Lease shall be effective unless in writing nor be deemed a waiver of any other or further default or breach. The receipt by Landlord of less than the full rent due shall only be construed as a payment on account of rent then due, and no statement on Tenant's check or any letter accompanying Tenant's check shall be deemed an accord and satisfaction. Landlord may accept any such payment without prejudice to Landlord's right to recover the balance of the rent due or to pursue any other remedies provided in this Lease. No act or omission by Landlord or its employees or agents shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

              ARTICLE 17 - ESTOPPEL CERTIFICATES AND SUBORDINATION

        Section 17.01 Estoppel Certificates. Within ten (10) days after Landlord's written request therefor, Tenant shall deliver to Landlord or to any prospective purchaser or mortgagee of the Premises a written statement in the form attached hereto as Exhibit F or in such other form as Landlord may reasonably request, certifying (if such is the case) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended; that all covenants, conditions and agreements on the part of Landlord hereunder have been performed; and that there are no defenses or offsets to the enforcement of this Lease by Landlord.

        Section 17.02 Subordination. This Lease shall be and remain subject and subordinate to any mortgage presently existing or hereafter placed upon the Building by so declaring in such mortgage; and the recording of any such mortgage shall make it prior and superior to this Lease regardless of the date of execution or recording of either document. Tenant shall, at Landlord's request, execute and deliver to Landlord, without cost, an Estoppel Certificate and any instrument which Landlord may deem necessary or desirable to confirm the subordination of this Lease; and, if Tenant fails or refuses to do so, Landlord may execute such instrument in the name and as the act of Tenant. Notwithstanding the foregoing, no default by Landlord under any such mortgage shall affect Tenant's rights hereunder so long as the Tenant is not in default under this Lease. Tenant shall, in the event any proceedings are brought for the foreclosure of any such mortgage, attorn to the purchaser upon any such foreclosure and recognize such purchaser as the landlord under this Lease.

                              ARTICLE 18 - NOTICES

        Any notice required or permitted to be given under this Lease or by law shall be deemed to have been given if it is written and delivered in person, by overnight courier, or mailed by certified or registered mail, return receipt requested, postage prepaid, to the party who is to receive such notice at the address specified in Item K of the Basic Lease Provisions. When so mailed, the notice shall be deemed to have been given as of the date it was mailed. The address specified in Item K of the Basic Lease Provisions may be changed by giving written notice thereof to the other party.

                 ARTICLE 19 - LIMITATION OF LANDLORD'S LIABILITY

        Tenant agrees that Tenant shall look solely to Landlord's interest in and to the Building, subject to prior rights of any mortgagee of the Building, for collection of any judgment (or other judicial process) requiring payment of money by Landlord in the event of default or breach by Landlord of any of the covenants, terms or conditions of this Lease to be observed or performed by Landlord (including, without limitation, any indemnity obligation of Landlord hereunder), and that no other assets of Landlord shall be subject to levy, execution or other process for satisfaction of Tenant's remedies. The term "Landlord", as used in this Lease in relation to covenants, agreements and conditions to be observed and performed by Landlord, shall mean and include only the owner or owners from time to time of the Landlord's interest in this Lease. In the event of any transfer or transfers of such interest (except a transfer for security), the Landlord named herein (or the transferor in the case of a subsequent transfer) shall, after the date of such transfer, be released from all liability for performance of any covenant, agreement and condition on the part of the Landlord which are thereafter to be performed hereunder. The transferee shall be deemed to have assumed (subject to the limitations of this paragraph) all of the covenants, agreements and conditions herein to be observed by Landlord with the result that such covenants, agreements and conditions shall bind the Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership.

                           ARTICLE 20 - FORCE MAJEURE

        Landlord shall be excused for the period of any delay in the performance of any obligation hereunder when such delay is occasioned by causes beyond its reasonable control, including, but not limited to: invasion or hostility; work stoppages, boycotts, slow-downs or strikes; shortages of materials, equipment, labor or energy; man-made or natural casualties; weather conditions; acts or omissions of governmental or political bodies; or civil disturbances or riots.

                          ARTICLE 21 - QUIET ENJOYMENT

        Landlord agrees that if Tenant performs all the covenants and agreements herein provided to be performed by Tenant, Tenant shall, at all times during the Term, have the peaceable and quiet enjoyment of possession of the Premises without any manner of hindrance from Landlord or any persons claiming under Landlord.

                      ARTICLE 22 - MISCELLANEOUS PROVISIONS

        Section 22.01 Severability. The invalidity or unenforceability of any particular provision of this Lease shall not affect the other provisions, and this Lease shall be construed in all respects as if such invalid or unenforceable provision had not been contained herein.

        Section 22.02 Benefit of Persons Affected. This Lease and all of the terms and provisions hereof shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of Landlord and Tenant except as otherwise expressly provided herein.

        Section 22.03 Construction. Whenever in this Lease a singular word is used, it shall also include the plural wherever required by the context and vice versa. All references in this Lease to the masculine gender shall be deemed to include the feminine or neuter gender where appropriate. All references in this Lease to articles or sections are to articles or sections contained in this Lease unless a different document is expressly specified.

        Section 22.04 Entire Agreement; Amendments. All representations, promises and prior or contemporaneous undertakings between such parties are merged into and expressed in this instrument, and any and all prior agreements between such parties are hereby canceled. The agreements contained in this instrument shall not be amended, modified, or supplemented except by a written instrument signed by the party against whom the amendment, modification or supplement is sought to be enforced.

     Section 22.05 Governing Law. This Lease shall be governed in accordance with the laws of the State of Indiana.

     Section 22.06 Captions. The captions of this Lease are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

        Section 22.07 No Option. The submission of this Lease for examination by Tenant shall not constitute a reservation of or option for the Premises. This Lease shall become effective as a Lease only upon execution and delivery thereof by Landlord and Tenant.

        Section 22.08 Memorandum of Lease. The parties hereto shall not record this Lease, but each party shall execute upon request of the other a "Memorandum of Lease" suitable for recording.

        Section 22.09 Exhibits. The exhibits hereto and the insurance questionnaire are incorporated herein by reference and made a part hereof with the same effect as if set out in full herein.

        Section 22.10 Counterparts. This Lease may be executed in separate counterparts, each of which when so executed shall be an original; but all of such counterparts shall together constitute but one and the same instrument.

     Section 22.11 Broker Commission. In the event Tenant and Landlord agree to renew and/or extend the term of this Lease, in connection with any option contained herein or otherwise, Landlord shall not be responsible for the payment of any fee or commission to any broker or other third party, including any broker identified in the Basic Lease Provisions in Section 1.02 (H), above, who is retained by the Tenant in connection with such renewal and/or extension.

                          ARTICLE 23 - SECURITY DEPOSIT

        Tenant hereby deposits with the Landlord the sum of Seven Thousand Five Hundred Eighty-Eight Dollars ($7,588.00) as stated in Section 1.02 G. to be held by Landlord without interest as security for Tenant's full and faithful performance of all of the terms, conditions and covenants contained herein. Landlord may apply all or any part of such security deposit to cure all or any part of any default; and Tenant agrees, upon demand, to promptly deposit such additional sums with Landlord as may be required to maintain the full amount of the security deposit. The Landlord's application of all or any part of the security deposit shall not constitute a waiver of any right or remedy hereunder or otherwise available at law or in equity. All sums held by Landlord pursuant to this section shall be returned to Tenant at the end of the Term, provided there is then no uncured default. However, Landlord may transfer the security deposit or the remaining portion thereof to any purchaser of Landlord's interest in the Premises, and thereupon, Landlord shall be released from any obligation to Tenant to return the security deposit provided that such purchaser assumes the obligation to return to Tenant the unused portion of the security deposit.

                  ARTICLE 24 - FIRST RIGHT OF REFUSAL TO RENEW

        Tenant shall have the right of first refusal to renew its lease for the Premises. Landlord agrees that prior to leasing all or any part of the Premises, it will first offer to lease all of the said Premises to Tenant at the then current market rate for office space of similar size and quality in the buildings as reasonably determined by Landlord (hereinafter referred to as "Market Rent"), but not less than the rate being charged for each square foot of the existing Premises for a five (5) year term. Tenant's right of first refusal to renew shall be exercised by the occurrence of each of the following events:
(i) Tenant's giving written notice to Landlord of its intention to renew the Term no later than six (6) months prior to the expiration of the original Term; and (ii) Tenant's giving written notice to Landlord of its acceptance of the Market Rent within ten (10) days following receipt of Landlord's written notification of the Monthly Rent for the period. In the event Landlord intends to lease all of the Premises, Landlord will give Tenant written notice of such intent specifying such Monthly Rent; and Tenant shall have three (3) business days after receipt of such notice to notify Landlord in writing of its agreement to lease the Premises.

                       ARTICLE 25 - RIGHT OF FIRST REFUSAL

        Landlord agrees that prior to leasing all or any part of the space in the Building which is outlined in blue on the attached Exhibit F (the "Refusal Space"), it will first offer to lease all of the Refusal Space to Tenant for the balance of the term of the Lease at the current market rate for office space of similar size and quality in the Building as reasonably determined by Landlord, but not less than the rate being charged for each square foot of the existing Premises for a five (5) year term. The Refusal Space shall consist of at least Four Thousand Five Hundred (4,500) square feet and the Tenant's remaining Term must be at least five (5) years. In the event Landlord intends to lease all or any part of the Refusal Space, Landlord will give Tenant written notice of such intent specifying such market rate; and Tenant shall have three (3) business days after receipt of such notice to notify Landlord in writing of its agreement to lease the Refusal Space.

                         ARTICLE 26 - RIGHT TO RELOCATE

        Landlord and Tenant acknowledge that, on the thirty-sixth (36th) month of the Term, Tenant may need space, in addition to the Premises, to accommodate expansion of Tenant's business. In this regard, If Tenant requires additional space, it shall give written notice to Landlord of its requirements nine (9) months prior to the thirty-sixth (36th) month for that additional space. In the event Landlord is able to satisfy Tenant's requirements for additional space with space located in the Building or in Northeast Eight (the "Additional Space"), then this lease shall be appropriately amended to add the space in the Building to satisfy Tenant's requirements.

        In the event Tenant leases Additional Space from the Landlord, the rent for such Additional Space shall be the then current market rate for space of similar size and quality in Northeast Business Center as reasonably determined by Landlord. Landlord shall notify Tenant of the Monthly Rent for the Additional Space within ninety (90) days after receipt of Tenant's notice requesting Additional Space. If Tenant leases Additional Space from Landlord, the term of this Lease shall be extended for a period of sixty (60) months following the date Tenant assumes occupancy of the Additional Space and this Lease will be amended to reflect the increase in Monthly Rent and increase in Tenant's share, to delete the provisions of this Section and to make such other changes as are reasonably necessary to reflect Tenant's leasing of the Additional Space.

        Landlord and Tenant acknowledge that Tenant may require Additional Space on the thirty-sixth (36th) month following the Term Commencement Date (the "Termination Date") Provided Tenant is not in default hereunder, if Landlord is unable, on the Termination Date, to provide Tenant with Additional Space in the Building or Northeast Eight within one hundred eighty (180) days following Tenant's written notice, then Tenant shall have the right and option to terminate this Lease by written notice to Landlord. In such a case, the Lease shall terminate provided (i) notice shall be given within ten (10) days following the end of such one hundred eighty (180) day period and, (ii) Tenant pays to Landlord the unamortized tenant improvements and lease commission and four (4) months Rent. The termination shall be effective as of a date ninety
(90) days following Landlord's receipt of such termination notice. Tenant shall have no such right to terminate unless its request for more space is for at least Four Thousand (4,000) square feet more than the original square footage of the Premises.



        IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.


                             LANDLORD:
                             NEW BOSTON CITIMARK LIMITED PARTNERSHIP

                             By:    New Boston Fund, Inc.,
                                    Its General Partner


                             By:    /s/
                                    ---------------------------------------
                                    Jerome L. Rappaport, Jr.
                                    Its President



                             TENANT:
                             BROWSESAFE.COM, INC.


                             By:    /s/
                                    ---------------------------------------


                             Name:  Greg Urbanski
                                    ---------------------------------------


                             Title: CFO
                                    ---------------------------------------

                   ACCEPTANCE OF PREMISES FOR LEASE AGREEMENT


Tenant:

Landlord:                    New Boston Citimark Limited Partnership

Address of Premises:         7202 E. 87th Street, Suite ____
                             Indianapolis, Indiana  46256

Total S.F. of Premises:

Base Lease Signed:

Date of Landlord's Notice
 or Date of Occupancy:

Base Lease
 Commencement Date:

Base Lease
 Expiration Date:

Next Rental Pmt. Due:

Amount Due on Next
 Rental Payment:

Tenant confirms the accuracy of the above information with respect to the Lease Agreement. Tenant hereby acknowledges that (i) is has accepted the Premises and
(ii) the condition of the Premises is satisfactory and in conformity with the provisions of the Lease Agreement in all respects, except as noted below:


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

TENANT:

By:____________________________________

Its____________________________________

Date:__________________________________








                                    Exhibit B
                                   page 1 of 1

                               RULES & REGULATIONS


1. Landlord agrees to furnish Tenant two (2) keys without charge. Additional keys will be furnished at a nominal charge. No additional locks or bolts of any kind shall be placed upon any of the exterior or interior doors by Tenant, nor shall any changes be made to the existing locks or the mechanisms thereof without Landlord's prior written consent.

2. Tenant will refer all contractors, contractor's representatives and installation technicians rendering any service on or to the Premises for Tenant, to Landlord for Landlord's approval and supervision before performance of any contractual service. This provision shall apply to all work performed on or about the Premises or Building, including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings and equipment or any other physical portion of the Premises or Building other than routine maintenance and repair.

3. Tenant shall not conduct any auction, fire sale or bankruptcy sale in the Premises without Landlord's prior written consent.

4. Tenant shall at all times maintain an adequate number of suitable fire extinguishers on the Premises for use in case of local fires, including electrical and chemical fires.

5. Tenant shall not place, install or operate on the Premises or in any part of the Building, any engine, stove or machinery, or conduct mechanical operations or, cook thereon or therein, or place or use in about the Premises or Building any explosive, flammable, or hazardous material without written consent of Landlord. Notwithstanding the foregoing, Tenant may have a microwave oven for the use of its employees.

6. Tenant shall keep the Premises and operate its business in and about the Premises in a careful, safe, clean and proper manner and condition in accordance with all directions, rules and regulations of the health, fire, building and other offices and governmental agencies having jurisdiction and in accordance with all insurance requirements.

7. Tenant shall not display merchandise outside the Premises nor in any manner obstruct the sidewalks or other areas adjacent to the Premises nor burn or place outside the Premises garbage, trash, merchandise containers or other incidentals to Tenant's business.

8. Tenant shall not use, or permit the use of, loud speakers, radios or other devices in a manner so as to be heard or seen outside the Premises without Landlord's prior written consent.

9. Tenant shall load and unload all merchandise, supplies, fixtures, equipment and furniture and cause the collection of trash only through the rear service door or other doors of the Premises designated by Landlord.

10. Tenant shall not use the plumbing facilities for any purpose other than for which such facilities were constructed, and no foreign substance of any kind shall be placed therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant.

11. Tenant shall not unreasonably interfere with the use of the Common Areas by Landlord or others entitled to the use thereof.

12. Tenant shall not walk upon the roof of the Building nor make any installations upon or through the roof or walls of the Building without Landlord's prior written consent.

13. Tenant shall comply and shall use its best efforts to cause its agents, employees, customers, invitees, licensees and concessionaires to comply with all other reasonable rules and regulations established by Landlord from time to time for the benefit of the tenants of the Building or Park.







                                    Exhibit C
                                   page 1 of 1

                              LANDLORD IMPROVEMENTS


Landlord shall complete the following improvements to the Premises. Tenant shall pay Landlord Four Thousand Five Hundred Ninety-One Dollars and Fifty-Cents ($4,591.50) for its portion of the improvements prior to occupancy of the Premises.

Open Office/Corridors
        Flooring:            New 28 oz carpet
        Base:                New 4" vinyl cove
        Walls:               Two (2) coats MAB Rich Lux paint
        Ceiling:             2 x 4 acoustical lay-in (existing)
        Lighting:            2 x 4 fluorescent (existing)

Offices
        Flooring:            New 28 oz carpet
        Base:                New 4" vinyl cove
        Walls:               Two (2) coats MAB Rich Lux paint
        Ceiling:             2 x 4 acoustical lay-in (existing)
        Lighting:            2 x 4 fluorescent (existing)

Conference Room
        Flooring:            New 28 oz carpet
        Base:                New 4" vinyl cove
        Walls:               Two (2) coats MAB Rich Lux paint
        Ceiling:             2 x 4 acoustical lay-in (existing)
        Lighting:            2 x 4 fluorescent (existing)

Storage Room
        Flooring:            New 28 oz carpet
        Base:                New 4" vinyl cove
        Walls:               Two (2) coats MAB Rich Lux paint
        Ceiling:             2 x 4 acoustical lay-in (existing)
        Lighting:            2 x 4 fluorescent (existing)

Restrooms
        Flooring:            12" x 12" vinyl composite tile (existing)
        Base:                4" vinyl cove (existing)
        Walls:               Two (2) coats MAB Rich Lux paint
        Ceiling:             2 x 4 acoustical lay-in (existing)
        Lighting:            2 x 4 fluorescent (existing)

Miscellaneous
        Install new rear exit into service corridor.








                                    Exhibit D
                                   Page 1 of 2

                              ESTOPPEL CERTIFICATE

TENANT:

LANDLORD:      New Boston Citimark Limited Partnership

PREMISES:      7202 E. 87th Street, Suite ___
               Indianapolis, Indiana  46256

LEASE
EXPIRES:

The undersigned, the tenant under the above lease, ("Lease") certifies to Principal Mutual Life Insurance Company, an Iowa Corporation, ("Lender") that:

1. The Lease is presently in full force and effect and is unmodified except as indicated at the end of this certificate.

2. The Lease represents the entire agreement between the parties as to this leasing.

3. The term of the Lease has commenced, and full rental is now accruing thereunder.

4. The undersigned has accepted possession of the Premises, and any improvements required by the terms of the Lease to be made by Landlord have been completed to the satisfaction of the undersigned.

5. No rent under the Lease has been paid more than thirty (30) days in advance of its due date.

6. The undersigned, as of this date, has no charge, lien or claim of offset under the Lease or otherwise against rents or other charges due or to become due thereunder.

7. Lender shall have the right to enter upon the premises at all reasonable times to visit or inspect the premises.

8. As of this date, to the best of Tenants knowledge, Landlord has performed all of its obligations under the terms and conditions of the Lease and is not in default hereunder, nor has any event or omission occurred which, but for the passage of time or the giving of notice or both, would be a default by Landlord, except:

     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

9.   Amendments:____________________________________________________________

     -----------------------------------------------------------------------

                      Dated ________________________.

                                     TENANT:

                                            By:______________________________

                                            Printed:_________________________

                                            Its:_____________________________
                                                   "Title"


                                    Exhibit E
                                   page 1 of 1